                                                               Exhibit 21



                            THE SEAGRAM COMPANY LTD.
                           ANNUAL REPORT ON FORM 10-K

                     SUBSIDIARIES LIST AS OF AUGUST 31, 2000


 The following is a list of subsidiaries of the Corporation and certain other entities in which the Corporation has an interest as of August 31, 2000.

                                                                                                                   Approximate
                                                                                                                   Percentage
                                                                                                                    Directly
                                                                                            Organized                  or
                                                                                              Under                Indirectly
                                                                                             Laws of                  Owned
                                                                                             -------                  -----
THE SEAGRAM COMPANY LTD.                                                                Canada
                                                                                                                   --

SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 SIGNIFICANT OPERATIONS INDICATED
VERTICALLY:
1) SPIRITS & WINE OPERATIONS
        2) UNIVERSAL MUSIC GROUP OPERATIONS
               3) UNIVERSAL STUDIOS GROUP OPERATIONS

        210 South Street Property Company Limited                                      United Kingdom                    100%
3535533 Canada Inc.                                                                    Canada                            100%
              3BG Holdings L.L.C.                                                      Delaware                           50%
        A & M Records Limited                                                          United Kingdom                    100%
        Adrawing Limited                                                               United Kingdom                     50%
        Africa Fete Limited                                                            United Kingdom                    100%
        Alto Music Limited                                                             United Kingdom                     50%
        Amadeo Oesterreichische Schallplatten Gesellschaft m.b.H.                      Austria                           100%
              Amused Productions Limited                                               United Kingdom                    100%
        Apollo-Verlag Paul Lincke GmbH                                                 Germany                            75%
        Argo Record Company Ltd.                                                       United Kingdom                    100%
        Arigram Record Service AB                                                      Sweden                             50%
        Ariston s.r.l.                                                                 Italy                             100%
Associated Liquor Distributors (S) Pte. Ltd.                                           Singapore                         100%
Atlas Commercial Seagram de Colombia S.A.                                              Colombia                          100%
        Audio Club of New Zealand Ltd                                                  New Zealand (Aotearoa)            100%
        B & M spol.s.r.o.                                                              Czech Republic                     70%
              B.V. Lenox Films Europe                                                  Netherlands                       100%
        Barclay Record S.A.                                                            Switzerland                       100%
Barton & Guestier S.A.                                                                 France                            100%
        British Phonograph Records Limited                                             United Kingdom                    100%
Burgeff & Co. Sektkellereien GmbH                                                      Germany                           100%
C.A. Circulo de Conocedores Seagram                                                    Venezuela                         100%
C.A. Seagram de Venezuela                                                              Venezuela                         100%
Canadian Distillers Ltd.                                                               Canada                            100%
        Capella B.V.                                                                   Netherlands                       100%
        Capricorn Records, LLC                                                         Georgia                            51%
        Cedarwood Music Ltd.                                                           United Kingdom                     50%

                                                                                                                      Approximate
                                                                                                                      Percentage
                                                                                                                       Directly
                                                                                     Organized                            or
                                                                                       Under                          Indirectly
                                                                                      Laws of                            Owned
                                                                                     ---------                        ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 SIGNIFICANT OPERATIONS INDICATED
VERTICALLY:
1) SPIRITS & WINE OPERATIONS
        2) UNIVERSAL MUSIC GROUP OPERATIONS
               3) UNIVERSAL STUDIOS GROUP OPERATIONS

        Centenary Australia Pty Ltd.                                                   Australia                         100%
        Centenary France S.A.                                                          France                            100%
        Centenary Holding N.V.                                                         Netherlands                        92%
Centenary Holdings Ltd.                                                                Bermuda (U.K.)                    100%
Centenary Investments Inc.                                                             Canada                            100%
              Centenary Italia S.r.l.                                                  Italy                             100%
Centenary S.A.R.L.                                                                     Luxembourg                        100%
        Centenary UK Limited                                                           United Kingdom                    100%
        Chapulin Edizioni Musicali S.r.l.                                              Italy                             100%
Chivas Brothers Limited                                                                United Kingdom                    100%
        Cinepoly Music Publishing Company Ltd.                                         Hong Kong                         100%
        Cinepoly Records Co. Ltd.                                                      Hong Kong                         100%
        Compact Disc Service Far East Limited                                          Hong Kong                         100%
        Cosima Music oHG                                                               Germany                           100%
              CR Films, LLC                                                            Delaware                           50%
        D G Records Limited                                                            United Kingdom                    100%
        D. J. M. Records Limited                                                       United Kingdom                    100%
        D.I.A.L. - Diffusion Internationale d'Arts et Loisirs S.A                      France                            100%
        Decca Artists Ltd.                                                             Switzerland                       100%
        Decca Music Group Limited                                                      United Kingdom                    100%
        Decca Records Taiwan Ltd.                                                      Taiwan, Province of China          60%
        DEF American Limited                                                           United Kingdom                     50%
        Def Jam Records,  Inc.                                                         Delaware                          100%
        Desperado Music SARL                                                           France                            100%
        Deutsche Grammophon GmbH                                                       Germany                           100%
Distillers Products Sales Corporation                                                  Massachussets                     100%
Domaine Mumm, Inc.                                                                     California                        100%
Don Julio S.A. de C.V.                                                                 Mexico                             95%
        Dominic Music Limited                                                          United Kingdom                    100%
Doosan Seagram Co., Ltd.                                                               Korea, Republic of (South)        100%
              Come Together Limited                                                    United Kingdom                    100%
              Dutchco "Before She Met Me" B.V.                                         Netherlands                       100%
        Edison Bell Records (England) Limited                                          United Kingdom                    100%
              Edsel Films Ltd.                                                         United Kingdom                    100%
              Elizabeth Films Ltd.                                                     United Kingdom                    100%
        EM Production SAS                                                              France                            100%
        Entertainment Today Limited                                                    United Kingdom                    100%
              Epithete Production S.A.S.                                               France                            100%
        Equipe Edizioni Musicali e Produzioni Discografiche s.r.l.                     Italy                             100%
        Eyeteecee Music, Inc.                                                          California                        100%
        FA Productions S.A.S.                                                          France                            100%
        Fater Media Ltd.                                                               Taiwan, Province of China          80%
        Fonobras-Distribuidora Fonografica Brasileira Ltda.                            Brazil                             50%
        Fontana B.V.                                                                   Netherlands                       100%
              Forbrooke Enterprises, Inc.                                              California                        100%
        Fun House & C. Musical Company                                                 Italy                             100%
        Geffen/Outpost Record Ventures, Inc.                                           California                        100%
              Ghost Productions Limited                                                United Kingdom                    100%

                                                                                                                      Approximate
                                                                                                                      Percentage
                                                                                                                       Directly
                                                                                     Organized                            or
                                                                                       Under                          Indirectly
                                                                                      Laws of                            Owned
                                                                                     ---------                        ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 SIGNIFICANT OPERATIONS INDICATED
VERTICALLY:
1) SPIRITS & WINE OPERATIONS
        2) UNIVERSAL MUSIC GROUP OPERATIONS
               3) UNIVERSAL STUDIOS GROUP OPERATIONS

        Go East Entertainment Co. Ltd.                                                 Hong Kong                          80%
        Go! Discs Limited                                                              United Kingdom                    100%
        Go! Holdings Limited                                                           United Kingdom                    100%
        Go! Records Limited                                                            United Kingdom                    100%
        Goldhawke Productions Limited                                                  United Kingdom                    100%
        Goldisk AG                                                                     Switzerland                       100%
        Gralto Music Limited                                                           United Kingdom                     50%
        Grammofoonplaten-Maatschappij Barclay Nederland B.V.                           Netherlands                       100%
        Greatest Hits Entertainment HB                                                 Sweden                             20%    *
Gulfstream Insurance (Barbados) Limited                                                Barbados                          100%
Gulfstream Insurance (Ireland) Limited                                                 Ireland                           100%
Gulfstream Reinsurance (Ireland) Limited                                               Ireland                           100%
              Gypsy Films Limited                                                      United Kingdom                    100%
        Hammersmith Records Limited                                                    United Kingdom                    100%
              Heliolodge Limited                                                       United Kingdom                    100%
              Hi Lo Films Ltd.                                                         United Kingdom                    100%
              Hilltop Services, Inc.                                                   California                        100%
        Hollandsche Decca Distributie B.V.                                             Netherlands                       100%
              HRC/UC Joint Venture                                                     California                         50%    *
              Imagine Films Entertainment, Inc.                                        Delaware                          100%
        Impact Music SA                                                                France                            100%
Industria de Licores Internationales, S.A.                                             Dominican Republic                100%
        Interscope Records                                                             California                        100%    *
        IPS Records Ltd                                                                Hong Kong                          50%
        Island Entertainment Group Limited                                             United Kingdom                    100%
        Island Entertainment Group S.A.S.                                              France                            100%
        Island Limited                                                                 United Kingdom                    100%
        Island Records France S.A.                                                     France                            100%
        Island Visual Arts Limited                                                     United Kingdom                    100%
        Island Visual Arts, Inc.                                                       New York                          100%
J.D.C., S.A. de C.V.                                                                   Mexico                             75%
J.E. Seagram Corp.                                                                     Delaware                          100%
JES Developments, Inc.                                                                 Delaware                          100%
JES Developments Finance, Inc.                                                         Delaware                          100%
        Jewel Box Music GmbH                                                           Germany                            50%
Joseph E. Seagram & Sons, Inc.                                                         Indiana                           100%
Joseph E. Seagram & Sons, Limited                                                      Canada                            100%
        K.K. Kitty Enterprises                                                         Japan                             100%
        Karussell AB                                                                   Sweden                            100%
        Know Existence Ltd.                                                            United Kingdom                    100%
        La Bussola Edizioni Musicali S.r.l.                                            Italy                             100%
        Lavande Limited                                                                Hong Kong                         100%
              Leisure Marine Corp.                                                     Nevada                            100%
Licorerias Unidas, S.A.                                                                Venezuela                         100%
              Long Time Dead Productions Limited                                       United Kingdom                    100%
Lupak S.A.                                                                             Greece                            100%
Lusa de Colombia S.A.                                                                  Colombia                          100%
              MacLeane Films Ltd.                                                      United Kingdom                    100%

                                                                                                                      Approximate
                                                                                                                      Percentage
                                                                                                                       Directly
                                                                                     Organized                            or
                                                                                       Under                          Indirectly
                                                                                      Laws of                            Owned
                                                                                     ---------                        ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 SIGNIFICANT OPERATIONS INDICATED
VERTICALLY:
1) SPIRITS & WINE OPERATIONS
        2) UNIVERSAL MUSIC GROUP OPERATIONS
               3) UNIVERSAL STUDIOS GROUP OPERATIONS

              Madera Holding B.V.                                                      Netherlands                       100%
        Magic Records Sp. z o.o.                                                       Poland                             51%
              Makeback Limited                                                         United Kingdom                    100%
              Management Corporation of America                                        California                        100%
        Mars Muzik Yapim Organizasyon Video Sanayi ve Ticaret A.S.                     Turkey                             51%
Martell & Co.                                                                          France                            100%
Martell Far East Trading Limited                                                       Hong Kong                         100%
Matheus Muller Sektkellereien GmbH.                                                    Germany                           100%
        MCA Music Italy S.r.l.                                                         Italy                             100%
        MCA Universal Inc.                                                             Philippines                        51%
        MCA/G-A Record Ventures, Inc.                                                  California                        100%
        MCA/R Record Ventures, Inc.                                                    California                        100%
        Mercury Records B.V.                                                           Netherlands                       100%
        Mercury Records Limited                                                        United Kingdom                    100%
              Meteor Film Productions B.V.                                             Netherlands                       100%
              MN Productions Sarl.                                                     France                            100%
        Mother Records Ltd.                                                            United Kingdom                     50%
              Motion Pictures Prinsengracht B.V.                                       Netherlands                       100%
              Motown Cafe Orlando, L.P., LLLP                                          Delaware                           90%
        Motown (UK) Limited                                                            United Kingdom                    100%
        Motown Entertainment Deutschland GmbH                                          Germany                           100%
        Motown Entertainment Nederland B.V.                                            Netherlands                       100%
        Motown Foreign Sales, L.P.                                                     California                        100%
        Motown Record Company, L.P.                                                    California                        100%
              Movies Film Productions Inc.                                             Delaware                          100%
              Murphy's Productions, Inc.                                               California                        100%
        Music International Entertainment N.V.                                         Netherlands Antilles              100%
        Musical Rendezvous Limited                                                     United Kingdom                    100%
        Musician Hong Kong Ltd.                                                        Hong Kong                         100%
        MusiClub                                                                       Brazil                             50%
Myers Rum Company Limited                                                              Bahamas                           100%
        Ned Video B.V.   [Netherlands]                                                 Netherlands                       100%
        Nese Muzik Yapim Sanayi ve Ticaret A.S.                                        Turkey                             51%
        New G.S. Records Ltd.                                                          United Kingdom                    100%
        Norse Music Productions Limited                                                United Kingdom                    100%
              Oakwood Films, Inc.                                                      Delaware                          100%
Oddbins Limited                                                                        United Kingdom                    100%
        OHAB Musik Produktion A.B.                                                     Sweden                             26%
        Pageant Music Limited                                                          United Kingdom                    100%
        Paragon Publicity & Public Relations Limited                                   United Kingdom                     50%
        Peekaboo S.a.r.l.                                                              France                            100%
        Perth Music, Inc.                                                              California                        100%
        Phoninvest Participacoes Ltda.                                                 Brazil                            100%
        Phonodisc Sales Limited                                                        United Kingdom                    100%
        Phonogram Limited                                                              United Kingdom                    100%
        Phonogram Music Limited                                                        United Kingdom                    100%
        Polar Music AB                                                                 Sweden                            100%
        Polar Music International AB                                                   Sweden                            100%

                                                                                                                      Approximate
                                                                                                                      Percentage
                                                                                                                       Directly
                                                                                     Organized                            or
                                                                                       Under                          Indirectly
                                                                                      Laws of                            Owned
                                                                                     ---------                        ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 SIGNIFICANT OPERATIONS INDICATED
VERTICALLY:
1) SPIRITS & WINE OPERATIONS
        2) UNIVERSAL MUSIC GROUP OPERATIONS
               3) UNIVERSAL STUDIOS GROUP OPERATIONS

        Polydor B.V.                                                                   Netherlands                       100%
        Polydor K.K.                                                                   Japan                              99%
        Polyfin S.r.l.                                                                 Italy                             100%
              PolyGram Cable Channel Co.                                               Delaware                          100%
        PolyGram do Brasil Ltda.                                                       Brazil                            100%
              PolyGram Filmed Entertainment Productions, Inc.                          Delaware                          100%
        PolyGram Holding and Finance S.a.r.l.                                          Luxembourg                        100%
        PolyGram Holding, Inc.                                                         Delaware                          100%
        PolyGram International Finance (Ireland) Ltd.                                  Ireland                           100%
        PolyGram International Music Publishing B.V.                                   Netherlands                       100%
        PolyGram Investment Corporation                                                Delaware                          100%
        PolyGram Music Asia, L.L.C.                                                    Delaware                          100%
        Polygram Music Programming Corporation                                         Delaware                          100%
        PolyGram Music Publishing B.V.                                                 Netherlands                       100%
        PolyGram Music Publishing S.A.                                                 Venezuela                         100%
        PolyGram N.V.                                                                  Netherlands                       100%
        PolyGram Publishing Ventures, Inc.                                             Delaware                          100%
        PolyGram Publishing, Inc.                                                      Delaware                          100%
        PolyGram S.a r.l.                                                              Luxembourg                        100%
              PolyGram Television, L.L.C.                                              Delaware                          100%
        PolyGram Video Clip Holding,  Inc.                                             Delaware                          100%
        Polyscope B.V.                                                                 Netherlands                       100%
        Polytel International Overseas Limited                                         United Kingdom                    100%
              Producer Services Holdings Limited                                       United Kingdom                    100%
              Producer Services Limited                                                United Kingdom                    100%
        PT. PolyGram Indonesia                                                         Indonesia                          80%
        Qualiton Records (1968) Limited                                                United Kingdom                    100%
        Quicksilver Recording Company Limited                                          United Kingdom                    100%
        R.S.O. Records B.V.                                                            Netherlands                       100%
        Radioactive Records                                                            California                         60%    *
        Record Supervision Limited                                                     United Kingdom                    100%
              RM Productions (Film & Television) Limited                               United Kingdom                    100%
        Rondor Music International, Inc.                                               California                        100%
        S Muzik Yapim Organizasyon Sanayi ve Ticaret A.S.                              Turkey                             51%
Sandeman & CA. S.A.                                                                    Portugal                          100%
Sandeman-Coprimar, S.A.                                                                Spain                             100%
        SCI Lorada                                                                     France                            100%
              Sci-Fi Channel Europe, L.L.C.                                            Delaware                          100%
Seagold Leasing Inc.                                                                   Delaware                          100%
Seagram (China) Ltd.                                                                   Canada                            100%
Seagram (New Zealand) Limited                                                          New Zealand (Aotearoa)            100%
Seagram (Switzerland) Ltd.                                                             Switzerland                       100%
Seagram (Thailand) Limited                                                             Thailand                          100%
Seagram Anadolou                                                                       Turkey                            100%
Seagram Apka S.A.                                                                      Greece                            100%
Seagram Australia Holdings Pty. Limited                                                New South Wales                   100%
Seagram Beverages (Canada), Ltd.                                                       Canada                            100%
Seagram C.I. (Taiwan) Co., Ltd.                                                        Hong Kong                          90%

                                                                                                                      Approximate
                                                                                                                      Percentage
                                                                                                                       Directly
                                                                                     Organized                            or
                                                                                       Under                          Indirectly
                                                                                      Laws of                            Owned
                                                                                     ---------                        ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 SIGNIFICANT OPERATIONS INDICATED
VERTICALLY:
1) SPIRITS & WINE OPERATIONS
        2) UNIVERSAL MUSIC GROUP OPERATIONS
               3) UNIVERSAL STUDIOS GROUP OPERATIONS

Seagram Capital Investments, Inc.                                                      Delaware                          100%
Seagram China Investments Limited                                                      Hong Kong                         100%
Seagram de Argentina, S.A.I.C.                                                         Argentina                         100%
Seagram de Chile, Comercial Limitada                                                   Chile                             100%
Seagram de Costa Rica, S.A.                                                            Costa Rica                        100%
Seagram de Mexico, S. de R.L. de C.V.                                                  Mexico                            100%
Seagram Del Uruguay S.A.                                                               Uruguay                           100%
Seagram Deutschland GmbH                                                               Germany                           100%
Seagram Developments, Inc.                                                             Delaware                          100%
Seagram Distillers PLC                                                                 United Kingdom                    100%
Seagram do Brasil Industria E Comercio Ltda.                                           Brazil                            100%
Seagram Enterprises, Inc.                                                              Delaware                          100%
Seagram Europa B.V.                                                                    Netherlands                       100%
Seagram European Customer Service Center Limited                                       United Kingdom                    100%
Seagram Finance B.V.                                                                   Netherlands                       100%
Seagram France Distribution                                                            France                            100%
Seagram Holding-Und Handelsgesellschaft MBH                                            Germany                           100%
Seagram Holdings Limited                                                               United Kingdom                    100%
Seagram Hungary Ltd.                                                                   Hungary                           100%
Seagram Inc.                                                                           Delaware                          100%
Seagram International B.V.                                                             Netherlands                       100%
Seagram International Holdings Limited                                                 United Kingdom                    100%
Seagram Italia SpA                                                                     Italy                             100%
Seagram Manufacturing Private Limited                                                  India                             100%
Seagram Martell Duty Free Limited                                                      Hong Kong                         100%
Seagram Nederland B.V.                                                                 Netherlands                       100%
Seagram Netherlands Antilles N.V.                                                      Netherlands Antilles              100%
Seagram Nordic AB                                                                      Sweden                            100%
Seagram Polska Sp.zo.o                                                                 Poland                            100%
Seagram Slovakia s.r.o.                                                                Slovak Republic                   100%
Seagram South Africa (Pty) Ltd.                                                        South Africa                      100%
Seagram Ukraine Limited                                                                Ukraine                           100%
Seagram United Kingdom Limited                                                         United Kingdom                    100%
Seagram Wine Estates Pty. Limited                                                      South Australia                   100%
Seagrams Belgium, N.V.                                                                 Belgium                           100%
Shanghai Seagram Limited                                                               China (Mainland)                   50%
Shanghai Yi Jia International Trading Company Limited                                  China (Mainland)                  100%
        Sogepaq Distribucion S.A.                                                      Spain                              50%
        Sonet Grammofon AB                                                             Sweden                            100%
        Songs of Universal, Inc.                                                       California                        100%
        Spectrum S.A.                                                                  France                            100%
        Spencer Davis Music Limited                                                    United Kingdom                     50%
              Spencer Gifts (Canada) Inc.                                              New Brunswick                     100%
              Spencer Gifts (UK) Limited                                               United Kingdom                    100%
              Spencer Gifts, Inc.                                                      Delaware                          100%
              Springtime Film B.V.                                                     Netherlands                       100%
Sterling Vineyards, Inc.                                                               Delaware                          100%
        Stockholm Records AB                                                           Sweden                            100%

                                                                                                                      Approximate
                                                                                                                      Percentage
                                                                                                                       Directly
                                                                                     Organized                            or
                                                                                       Under                          Indirectly
                                                                                      Laws of                            Owned
                                                                                     ---------                        ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 SIGNIFICANT OPERATIONS INDICATED
VERTICALLY:
1) SPIRITS & WINE OPERATIONS
        2) UNIVERSAL MUSIC GROUP OPERATIONS
               3) UNIVERSAL STUDIOS GROUP OPERATIONS

        Stockholm Songs AB                                                             Sweden                            100%
              Sundance Channel L.L.C.                                                  New York                           10%
              Systemtatic Limited                                                      United Kingdom                     50%
              Television/Cinema (Canada) Distribution Inc.                             Canada                            100%
              Terra Properties, Inc.                                                   California                        100%
              The Character Cafe Limited                                               United Kingdom                    100%
              The Crayon Box, LLC                                                      California                         50%
The Glenlivet Distillers Limited                                                       United Kingdom                    100%
The House of Seagram Limited                                                           United Kingdom                    100%
        The Leonard Bernstein Music Publishing Company LLC                             New York                           50%
        The Music Store Limited                                                        United Kingdom                    100%
The Seagram Finance Company Limited                                                    United Kingdom                    100%
              The Video Label                                                          United Kingdom                     51%    *
              The Wild Card Label Limited                                              United Kingdom                    100%
        This Record Co. Limited                                                        United Kingdom                    100%
Tianjin Seagram Limited                                                                China (Mainland)                   70%
        Tiger Music Ltd                                                                United Kingdom                     50%
        Timbaland Records, LLC                                                         New York                           51%
        Tolly Music Limited                                                            United Kingdom                    100%
        Total Distribucion S.A.                                                        Spain                              50%
        Toutankhamon S.A.                                                              France                            100%
        TV Hamburg Fernseh- und Filmvertrieb GmbH                                      Germany                           100%
              U-Talk Enterprises, Inc.                                                 Delaware                          100%
              U/MRV Co.                                                                Delaware                           70%    *
              UEX Beijing Holding Co. Limited                                          Hong Kong                          56%
              UEX Holding Company                                                      California                        100%
        UMG Manufacturing & Logistics, Inc.                                            Delaware                          100%
        UMG Recordings, Inc.                                                           Delaware                          100%
        Universal - Champion Music Corporation                                         New York                          100%
        Universal - PolyGram International Publishing, Inc.                            Delaware                          100%
        Universal - PolyGram International Tunes, Inc.                                 Delaware                          100%
        Universal - Songs of PolyGram International, Inc.                              Delaware                          100%
              Universal Broadcast Communications PLC                                   United Kingdom                    100%
              Universal Cartoon Studios, Inc.                                          California                        100%
              Universal City Development Partners, LP                                  Delaware                           50%    *
              Universal City Property Management Company                               Delaware                          100%
              Universal City Property Management Company II                            Delaware                          100%
              Universal City Property Management Company III                           Delaware                          100%
              Universal City Property Management Company IV                            Delaware                          100%
              Universal City Studios Productions, Inc.                                 Delaware                          100%
              Universal City Studios, Inc.                                             Delaware                          100%
              Universal Family Entertainment, Inc.                                     California                        100%
              Universal Film Distribution, Inc.                                        California                        100%
              Universal Film Exchanges, Inc.                                           Delaware                          100%
        Universal Finance B.V.                                                         Netherlands                       100%
              Universal Grill Joint Venture                                            California                         50%    *
        Universal High Noon Music GmbH.                                                Germany                           100%
              Universal Holding GmbH                                                   Germany                           100%

                                                                                                                      Approximate
                                                                                                                      Percentage
                                                                                                                       Directly
                                                                                     Organized                            or
                                                                                       Under                          Indirectly
                                                                                      Laws of                            Owned
                                                                                     ---------                        ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 SIGNIFICANT OPERATIONS INDICATED
VERTICALLY:
1) SPIRITS & WINE OPERATIONS
        2) UNIVERSAL MUSIC GROUP OPERATIONS
               3) UNIVERSAL STUDIOS GROUP OPERATIONS

              Universal Home Entertainment Distribution PLC                            United Kingdom                    100%
              Universal Home Entertainment Holdings Limited                            United Kingdom                    100%
              Universal Home Entertainment Licensing PLC                               United Kingdom                    100%
              Universal Home Video, Inc.                                               California                        100%
              Universal Interactive Studios, Inc.                                      California                        100%
              Universal International Films, Inc.                                      Delaware                          100%
        Universal International Finance B.V.                                           Netherlands                       100%
        Universal International Holding B.V.                                           Netherlands                       100%
        Universal International Music B.V.                                             Netherlands                       100%
        Universal Manufacturing & Logistics GmbH                                       Germany                           100%
        Universal Manufacturing & Logistics Limited                                    United Kingdom                    100%
        Universal Manufacturing & Logistics S.A.                                       France                            100%
        Universal Music & Video Distribution, Corp.                                    Delaware                          100%
        Universal Music (Hong Kong) Limited                                            Hong Kong                         100%
        Universal Music (Pty) Ltd.                                                     South Africa                       80%
        Universal Music (Thailand) Ltd.                                                Thailand                          100%
        Universal Music (UK) Holdings Limited                                          United Kingdom                    100%
        Universal Music A/S   [Denmark]                                                Denmark                           100%
        Universal Music A/S   [Norway]                                                 Norway                            100%
        Universal Music AB                                                             Sweden                            100%
        Universal Music Argentina S.A.                                                 Argentina                         100%
        Universal Music Asia Pacific Limited                                           Hong Kong                         100%
        Universal Music Australia (No. 2) Limited                                      Australia                         100%
        Universal Music B.V.                                                           Netherlands                       100%
        Universal Music Colombia S.A.                                                  Colombia                          100%
        Universal Music Ecuador S.A.                                                   Ecuador                           100%
        Universal Music GMBH   [Austria]                                               Austria                           100%
        Universal Music GmbH   [Germany]                                               Germany                           100%
        Universal Music Group AB                                                       Sweden                            100%
        Universal Music India Limited                                                  India                             100%
        Universal Music International (No. 2) Limited                                  United Kingdom                    100%
        Universal Music International Limited                                          United Kingdom                    100%
        Universal Music Ireland Limited                                                Ireland                           100%
        Universal Music Italia S.r.l.                                                  Italy                             100%
        Universal Music K.K.                                                           Japan                             100%
        Universal Music Leisure Limited                                                United Kingdom                    100%
        Universal Music Limited   [Hong Kong]                                          Hong Kong                         100%
        Universal Music Limited   [New Zealand]                                        New Zealand (Aotearoa)            100%
        Universal Music Ltd.   [Korea]                                                 Korea, Republic of (South)        100%
        Universal Music Ltd.   [Taiwan]                                                Taiwan, Province of China         100%
        Universal Music Mexico, S.A. de C.V.                                           Mexico                            100%
        Universal Music NV/SA                                                          Belgium                           100%
        Universal Music On Line S.A.S.                                                 France                            100%
        Universal Music Operations Limited                                             United Kingdom                    100%
        Universal Music Oy                                                             Finland                           100%
        Universal Music Peru S.A.                                                      Peru                              100%
        Universal Music Polska Sp. z o.o.                                              Poland                            100%
        Universal Music Portugal, Lda.                                                 Portugal                          100%

                                                                                                                      Approximate
                                                                                                                      Percentage
                                                                                                                       Directly
                                                                                     Organized                            or
                                                                                       Under                          Indirectly
                                                                                      Laws of                            Owned
                                                                                     ---------                        ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 SIGNIFICANT OPERATIONS INDICATED
VERTICALLY:
1) SPIRITS & WINE OPERATIONS
        2) UNIVERSAL MUSIC GROUP OPERATIONS
               3) UNIVERSAL STUDIOS GROUP OPERATIONS

        Universal Music Private Ltd.                                                   Singapore                         100%
        Universal Music Publishing (Proprietary) Limited                               South Africa                      100%
        Universal Music Publishing AB                                                  Sweden                            100%
        Universal Music Publishing AG                                                  Switzerland                       100%
        Universal Music Publishing GmbH   [Austria]                                    Austria                           100%
        Universal Music Publishing GmbH   [Germany]                                    Germany                           100%
        Universal Music Publishing International Limited                               United Kingdom                    100%
        Universal Music Publishing Italia S.r.l.                                       Italy                             100%
        Universal Music Publishing K.K.                                                Japan                             100%
        Universal Music Publishing L.L.C.                                              Greece                            100%
        Universal Music Publishing Limited   [Hong Kong]                               Hong Kong                         100%
        Universal Music Publishing Limited   [United Kingdom]                          United Kingdom                    100%
        Universal Music Publishing Ltd.   [Hungary]                                    Hungary                           100%
        Universal Music Publishing Ltd.   [Taiwan]                                     Taiwan, Province of China         100%
        Universal Music Publishing Ltda.                                               Brazil                            100%
        Universal Music Publishing N.V./S.A.                                           Belgium                           100%
        Universal Music Publishing Pte Ltd.                                            Singapore                         100%
        Universal Music Publishing Pty Limited                                         New South Wales                   100%
        Universal Music Publishing Sdn Bhd                                             Malaysia                          100%
        Universal Music Publishing Sp. z o.o.                                          Poland                            100%
        Universal Music Publishing S.A.   [Argentina]                                  Argentina                         100%
        Universal Music Publishing SARL                                                France                            100%
        Universal Music Publishing S.r.o.                                              Czech Republic                    100%
        Universal Music Publishing, S.A.   [Spain]                                     Spain                             100%
        Universal Music Records Ltd.                                                   Hungary                           100%
        Universal Music S.A.   [France]                                                France                            100%
        Universal Music S.A.   [Greece]                                                Greece                            100%
        Universal Music s.r.o.   [Slovak Republic]                                     Slovakia (Slovak Republic)        100%
        Universal Music Sdn. Bhd.                                                      Malaysia                          100%
        Universal Music Spain, S.L.                                                    Spain                             100%
        Universal Music UK Limited                                                     United Kingdom                    100%
        Universal Music Uruguay S.A.                                                   Uruguay                           100%
        Universal Music Venezuela S.A.                                                 Venezuela                         100%
        Universal Musica de Centroamerica, S.A.                                        Costa Rica                        100%
        Universal Musica, Inc.                                                         Florida                           100%
        Universal Muzik Yapim Organizasyon Sanayi ve Ticaret A.S.                      Turkey                            100%
              Universal Networks Services Italia S.r.l.                                Italy                             100%
              Universal Pictures (Australasia) Pty. Ltd.                               Australia                         100%
              Universal Pictures (France) S.A.                                         France                            100%
              Universal Pictures (Italy) S.r.l.                                        Italy                             100%
              Universal Pictures (Spain), S.L.                                         Spain                             100%
              Universal Pictures (Switzerland) AG                                      Switzerland                       100%
              Universal Pictures (UK) Limited                                          United Kingdom                    100%
              Universal Pictures Benelux B.V.                                          Netherlands                       100%
              Universal Pictures Benelux N.V.                                          Belgium                           100%
              Universal Pictures Corporation of China                                  Delaware                          100%
              Universal Pictures Corporation of Puerto Rico                            Delaware                          100%
              Universal Pictures Germany GmbH                                          Germany                           100%

                                                                                                                      Approximate
                                                                                                                      Percentage
                                                                                                                       Directly
                                                                                     Organized                            or
                                                                                       Under                          Indirectly
                                                                                      Laws of                            Owned
                                                                                     ---------                        ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 SIGNIFICANT OPERATIONS INDICATED
VERTICALLY:
1) SPIRITS & WINE OPERATIONS
        2) UNIVERSAL MUSIC GROUP OPERATIONS
               3) UNIVERSAL STUDIOS GROUP OPERATIONS

              Universal Pictures International B.V.                                    Netherlands                        92%
              Universal Pictures International Limited                                 United Kingdom                    100%
              Universal Pictures International No. 2 B.V.                              Netherlands                       100%
              Universal Pictures Licensing Benelux B.V.                                Netherlands                       100%
              Universal Pictures Licensing Limited                                     United Kingdom                    100%
              Universal Pictures Limited                                               United Kingdom                    100%
              Universal Pictures Productions B.V.                                      Netherlands                       100%
              Universal Pictures Productions G.m.b.H.                                  Germany                           100%
              Universal Pictures Productions Limited                                   United Kingdom                    100%
              Universal Pictures Video (France) S.A.                                   France                            100%
              Universal Pictures Visual Programming Limited                            United Kingdom                    100%
              Universal Rank Hotel Partners                                            Florida                            50%    *
        Universal Records B.V.                                                         Netherlands                       100%
              Universal Station, Inc.                                                  California                        100%
              Universal Studios Arcade, Inc.                                           Delaware                          100%
              Universal Studios Canada Ltd.                                            Ontario                           100%
              Universal Studios Channels France EURL                                   France                            100%
              Universal Studios Channels France S.A.S.                                 France                            100%
              Universal Studios Consumer Products, Inc.                                California                        100%
              Universal Studios Development Venture One                                California                        100%
              Universal Studios Development Venture Three                              California                        100%
              Universal Studios Development Venture Two                                California                        100%
              Universal Studios Digital Arts, Inc.                                     California                        100%
              Universal Studios Enterprises Japan, Ltd.                                Japan                             100%
              Universal Studios Entertainment Japan Investment Company                 California                        100%
              Universal Studios Finance B.V.                                           Netherlands                       100%
Universal Studios Finance, Inc.                                                        Delaware                          100%
Universal Studios Holding I Corp.                                                      Delaware                           92%
Universal Studios Holding II Corp.                                                     Delaware                          100%
Universal Studios Holding III Corp.                                                    Delaware                          100%
              Universal Studios Holdings (UK) Limited                                  United Kingdom                    100%
              Universal Studios Home Video, Inc.                                       California                        100%
              Universal Studios Hotel, Inc.                                            Delaware                          100%
              Universal Studios International B.V.                                     Netherlands                       100%
              Universal Studios International G.m.b.H.                                 Germany                           100%
        Universal Studios Investments, Inc.                                            Delaware                          100%
              Universal Studios Licensing, Inc.                                        California                        100%
              Universal Studios Network Programming                                    California                         50%
              Universal Studios Networks Deutschland G.m.b.H.                          Germany                           100%
              Universal Studios Networks, Limited                                      United Kingdom                    100%
              Universal Studios New Media, Inc.                                        California                        100%
              Universal Studios Online Productions, Inc.                               California                        100%
              Universal Studios Online, Inc.                                           California                        100%
              Universal Studios Pacific Partners, Inc.                                 California                        100%
              Universal Studios Pay Television Australia, Inc.                         California                        100%
              Universal Studios Pay Television B.V.                                    Netherlands                       100%
              Universal Studios Pay Television, Inc.                                   California                        100%
              Universal Studios Pay TV Latin America, Inc.                             California                        100%

                                                                                                                      Approximate
                                                                                                                      Percentage
                                                                                                                       Directly
                                                                                     Organized                            or
                                                                                       Under                          Indirectly
                                                                                      Laws of                            Owned
                                                                                     ---------                        ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 SIGNIFICANT OPERATIONS INDICATED
VERTICALLY:
1) SPIRITS & WINE OPERATIONS
        2) UNIVERSAL MUSIC GROUP OPERATIONS
               3) UNIVERSAL STUDIOS GROUP OPERATIONS

              Universal Studios Pay-Per-View, Inc.                                     California                        100%
              Universal Studios Recreation Japan Planning Services, Inc.               California                        100%
              Universal Studios Recreation Japan Supervision, Inc.                     California                        100%
              Universal Studios Restaurant, Inc.                                       Delaware                          100%
              Universal Studios TV Channel Poland B.V.                                 Netherlands                       100%
              Universal Studios TV Channel Poland, Inc.                                Delaware                          100%
              Universal Studios TV1 Australia, Inc.                                    California                        100%
              Universal Studios Water Parks, Inc.                                      Florida                           100%
              Universal Studios, Inc.                                                  Delaware                          100%
              Universal Television & Networks Group, Inc.                              California                        100%
              Universal Television Enterprises, Inc.                                   Delaware                          100%
              Universal Television Entertainment, Inc.                                 California                        100%
              Universal Television, Incorporated                                       California                        100%
              Universal TV Filmes Do Brasil Ltda.                                      Brazil                            100%
        Universal Vertrieb GmbH                                                        Germany                           100%
              Universal Worldwide Television, Inc.                                     Delaware                          100%
        Universal-Island Records Limited                                               United Kingdom                    100%
        Universal/Ahlins Musikforlags AB                                               Sweden                            100%
        Universal/Dick James Music Limited                                             United Kingdom                    100%
        Universal/Dick James Musikverlag GmbH                                          Germany                           100%
        Universal/Empire Music Limited                                                 United Kingdom                    100%
        Universal/Island Music Limited                                                 United Kingdom                    100%
        Universal/Kejving Musikforlag AB                                               Sweden                            100%
        Universal/MCA Music K.K.                                                       Japan                             100%
        Universal/MCA Music Limited                                                    United Kingdom                    100%
        Universal/MCA Music Publishing GmbH                                            Germany                           100%
        Universal/MCA Music Publishing Pty. Limited                                    New South Wales                   100%
        Universal/MCA Music Publishing SARL                                            France                            100%
        Universal/Reuter & Reuter AB                                                   Sweden                            100%
        Universal/Sweden Music Forlags AB                                              Sweden                            100%
        Universal/Sonet Music AB                                                       Sweden                            100%
        Universal/Union Songs Music Forlags AB                                         Sweden                            100%
              USA Networks Partner, Inc.                                               Delaware                          100%
              USANI Holding I, Inc.                                                    Delaware                          100%
              USANI Holding II, Inc.                                                   Delaware                          100%
              USANI Holding III, Inc.                                                  Delaware                          100%
              USANI Holding IV, Inc.                                                   Delaware                          100%
              USANI Holding V, Inc.                                                    Delaware                          100%
              USANI Holding VI, Inc.                                                   Delaware                          100%
              USANI Holding VII, Inc.                                                  Delaware                          100%
              USANI Holding VIII, Inc.                                                 Delaware                          100%
              USANI Holding IX, Inc.                                                   Delaware                          100%
              USANI Holding X, Inc.                                                    Delaware                          100%
              USANI Holding XII, Inc.                                                  Delaware                          100%
              USANI Holding XIII, Inc.                                                 Delaware                          100%
              USANI Holding XIV, Inc.                                                  Delaware                          100%
              USANI Holding XV, Inc.                                                   Delaware                          100%
              USANI Holding XVI, Inc.                                                  Delaware                          100%

                                                                                                                      Approximate
                                                                                                                      Percentage
                                                                                                                       Directly
                                                                                     Organized                            or
                                                                                       Under                          Indirectly
                                                                                      Laws of                            Owned
                                                                                     ---------                        ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 SIGNIFICANT OPERATIONS INDICATED
VERTICALLY:
1) SPIRITS & WINE OPERATIONS
        2) UNIVERSAL MUSIC GROUP OPERATIONS
               3) UNIVERSAL STUDIOS GROUP OPERATIONS

              USANI Holding XVII, Inc.                                                 Delaware                          100%
              USANI Holding XVIII, Inc.                                                Delaware                          100%
              USANI Holding XIX, Inc.                                                  Delaware                          100%
              USANI Holding XX, Inc.                                                   Delaware                          100%
              USANi LLC ("USA Networks")                                               Delaware                           49%
        Valentine Music Italia s.r.l.                                                  Italy                             100%
        Venkow Records a.s.                                                            Czech Republic                     60%
Vignobles Internationaux S.A.                                                          France                            100%
              Vision Video (1984) Limited                                              United Kingdom                    100%
              Vision Video (1989) Limited                                              United Kingdom                    100%
              Vision Video (Electric Dreams) Limited                                   United Kingdom                    100%
              Vision Video Limited                                                     United Kingdom                    100%
              Vision Videolabel Limited                                                United Kingdom                     50%
        Viva Far East Limited                                                          Hong Kong                         100%
        What's Music International Incorporated                                        Taiwan, Province of China         100%
              Working Title (Bean) Limited                                             United Kingdom                    100%
              Working Title Films Limited                                              United Kingdom                    100%
              Working Title Group, Inc.                                                Delaware                          100%
World Liquor Trading Company                                                           Republic of (South) Korea         100%
              WT Adventures Ltd.                                                       United Kingdom                    100%
              WTTV Limited                                                             United Kingdom                    100%
        ZAO Universal Music                                                            Russian Federation                 90%

Notes:

A. All subsidiaries are listed alphabetically, with three significant operations indicated vertically. Note, however, that there are some subsidiaries which handle business for more than one operation. Such subsidiaries are listed in only of the three operations.

B. Joint ventures and partnerships are indicated with an asterisk on the far right column.

C. Where more than one subsidiary has exactly the same legal name, the jurisdiction of incorporation for each subsidiary is indicated in brackets after the name. Such jurisdiction noted in brackets is not part of the legal name of the subsidiary.